EXHIBIT 10.11


"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION."

                                     WARRANT

                              TO PURCHASE SHARES OF
                                 COMMON STOCK OF
                                  U-SHIP, INC.
NO. 98W-1

                                 APRIL 22, 1998

      For good and valuable consideration, Peter C. Lytle and Vivian Lezcano-Lytle, JT WROS, circle one: an individual, a corporation, a partnership, a limited liability company, a trust (the "Warrantholder"), is entitled to subscribe for and purchase from U-Ship, Inc., a Utah Corporation, (the "Company"), any time after the above date, and prior to April 30, 2001 (the "Expiration Date"), up to 125,000 shares of the Company's Common Stock at the Purchase Price set forth herein, subject to adjustment as hereinafter set forth. The purchase rights are subject to mandatory redemption provisions set forth in Paragraph 12 of this Warrant.

1. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

            "Company" shall mean U-Ship, Inc., a Utah corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

            "Common Stock" shall mean the shares of Common Stock of the Company, $0.004 par value.

            "Other Securities" shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

            "Purchase Price" shall mean $1.75 per share. The Purchase Price is subject to adjustment as hereinafter provided.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

            "Subscription Form" shall mean the subscription forms attached hereto.

            "Transfer" shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

            "Warrant Shares" or "Warrant Stock" shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

            "Warrantholder" shall mean the holder or holders of the Warrants or any related Warrant Shares.

            "Warrants" shall mean the Warrants (including this Warrant), identical as to terms and conditions, evidencing the right to purchase initially an aggregate minimum of 2,078,833 shares of Common Stock, and all Warrants issued in exchange, transfer or replacement thereof.

      All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

2. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time after the date hereof, and prior to the expiration date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen
(15) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

3. Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until


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


presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

4. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and date, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

5. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions.

6. Antidilution Provisions. The rights granted hereunder are subject to the following:

      (a) Stock Splits and Reverse Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph (a), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 6 as a result of or by reason of any such subdivision or combination.


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


      (b) Reorganization Reclassification, Consolidation Merger or Sale. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrants.

      (c) Adjustment to Purchase Price. The Purchase Price shall be subject to adjustment from time to time as follows:

            (i) COMMON STOCK ISSUED AT LESS THAN THE PURCHASE PRICE. If the Corporation shall issue any Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to such issuance, the Purchase Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Purchase Price in effect immediately prior to such issuance and (B) the consideration, if any, received by the Corporation upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance.

      For the purposes of any adjustment of the Purchase Price pursuant to clause (i), the following provisions shall be applicable:

                  (A) CASH. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Corporation shall be deemed to be the amount of the cash proceeds received by the Corporation for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (B) CONSIDERATION OTHER THAN CASH. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, irrespective of any accounting treatment; provided that such fair value as determined by the Board of Directors shall not exceed the aggregate Current


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


Market Price (as defined below) of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                  (C) OPTIONS AND CONVERTIBLE SECURITIES. In the case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                        (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                        (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above, if any, to be received by the Corporation upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                        (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Corporation upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price as then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                        (4) on the expiration or cancellation of any such options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Purchase Price shall have been adjusted upon the issuance thereof, the Purchase Price shall forthwith be readjusted to such Purchase Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                        (5) if the Purchase Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the


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


Purchase Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; provided, however, that no increase in the Purchase Price shall be made pursuant to subclauses (1) or (2) of this subclause (C).

            (ii) EXCLUDED STOCK. "Excluded Stock" shall mean (A) shares of Common Stock issued or reserved for issuance by the Corporation at any time as a stock dividend payable in shares of common Stock, or upon any subdivision or split-up of the outstanding shares of Common Stock, or upon conversion of any shares of Preferred Stock and (B) any shares of Common Stock to be issued to employees, consultants and advisors of the Corporation together with any such shares that are repurchased by the Corporation and reissued to any such employee, consultant or advisor, whether issued directly or pursuant to any stock option plan; and (C) shares of Common Stock issued pursuant to warrants, including the Warrants. All shares of Excluded Stock which the Corporation has reserved for issuance shall be deemed to be outstanding for all purposes of computations under subparagraph 4(b)(3)(i).

            (iii) OTHER DISTRIBUTIONS. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Corporation or any subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 4(b)(3)(iii) above), or (iv) of rights or warrants (excluding those referred to in subparagraph 4(b)(3)(i)(c) above), in each such case the Purchase Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (A) the number of shares of Common Stock outstanding on such record date multiplied by the Purchase Price per share on such record date, less (B) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (2) the number of shares of Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made the Purchase Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Purchase Price which would then be in effect if such record date had not been fixed.

            (iv) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENT. All calculations under this subparagraph (b) shall be made to the nearest cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this paragraph 4 to the contrary notwithstanding, no adjustment in the Purchase Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

            (v) TIMING OF ISSUANCE OF ADDITIONAL COMMON STOCK UPON CERTAIN ADJUSTMENTS. In any case in which the provisions of this subparagraph (c) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event
(A) issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to this Section 6.


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


            (vi) CURRENT MARKET. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing sale prices per share of Common Stock for 20 consecutive trading days ending no more than 10 business days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 business day period). The closing for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by Nasdaq, if the Common Stock is traded over-the-counter and quoted in the Nasdaq SmallCap Market, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by Nasdaq or any comparable system or, if the Common Stock is not listed on Nasdaq or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors, irrespective of any accounting treatment.

            (vii) STATEMENT REGARDING ADJUSTMENTS. Whenever the Purchase Price shall be adjusted as provided in this Section 6, the Corporation shall forthwith file, at the office of any transfer agent for the Warrant Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Purchase Price that shall be in effect after such adjustment, and the Corporation shall, upon request of a holder of the Warrant, also cause a copy of such statement to be sent by mail, first class postage prepaid, to such holder at such holder's address appearing on the Corporation's records. Each such statement shall be signed by the Corporation's chief financial officer.

            (viii) NOTICE OF CERTAIN EVENTS. In case at any time:

            (i) the Corporation shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

            (ii) the Corporation shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

            (iii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

            (iv) there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

            (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

            then, in any one or more of said cases, the Corporation shall give written notice, addressed to the registered holders of the Warrants at the addresses of such holders as shown on the


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


            books of the Corporation, of the date on which (a) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

      (5) Board Adjustment. If any event occurs as to which in the opinion of the Board of Directors of the Corporation the other provisions of this paragraph (b) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

      (6) Common Stock Defined. As used in this paragraph (b) the term "Common Stock" shall mean and include the Corporation's presently authorized Common Stock and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

      (7) No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock as of the close of business on the day of conversion.

7. Special Agreements of the Company.

      (a) Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

      (b) Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.


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8. Provisions for Registration. Despite anything in this Warrant to the contrary, the Warrantholder shall have the following rights regarding registration of Warrant Shares which may be hereafter acquired upon exercise of this Warrant.

      (a) Required Registration. Upon request of holders of Warrants to purchase at least 50,000 shares of the Warrant Stock, or the holders of at least 50,000 shares of the Warrant Stock not theretofore registered under the Securities Act and sold, the Company shall, if it is then eligible, prepare and file a registration statement on Form S-3 under the Securities Act covering the Warrant Shares which are the subject of such requests and shall use its best efforts to cause such registration statement to become effective and to remain effective for at least 24 months. In addition, upon the receipt of the aforementioned request, the Company shall promptly give written notice to all other record holders of Warrant Shares that such registration is to be effected. The Company shall include in such registration statement such Warrant Shares for which it has received written requests to register by such other record holders within fifteen
      (15) days after the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective only two (2) registration statements pursuant to this Section 8(a). In the event that the holders of a majority of the Warrant Shares for which registration has been requested pursuant to this Section determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and such holders thereafter request the Company to withdraw such registration statement, the holders of such Warrant Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to such registration statement, then, and in such event, the holders of such Warrant Shares shall not be deemed to have exercised their right to require the Company to register Warrant Shares pursuant to this Section 8(a).

      (b) Incidental Registration. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its Common Stock by it or any of its security holders, the Company will give written notice of its determination to all record holders of Warrant Shares. Upon the written request of a record holder of any Warrant Shares given within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Warrant Shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Warrant Shares to be so registered; provided, however, that (a) nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; and (b) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses in excess of $25,000 incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Warrant Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Warrant Shares originally covered by a request for registration would reduce the number of shares to be offered by the


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


      Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Warrant Shares and other shares otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration to a number that the managing underwriter believes will not adversely affect the sale of shares by the Company. Those securities which are thus excluded from the underwritten public offering, and any other Common Stock owned by such holders, shall be withheld from the market by the holders thereof for a period, not to exceed one hundred eighty (180) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

      (c) Registration Procedures. If and whenever the Company is required by the provisions of Sections 8(a) or 8(b) to effect the registration of any Warrant Shares under the Securities Act, the Company will:

            (i) prepare and file with the Commission a registration statement with respect to such Warrant Shares, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Warrant Shares, not to exceed three (3) months;

            (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Warrant Shares, not to exceed three (3) months;

            (iii) furnish to the security holders participating in such registration and to the underwriters of the Warrant Shares being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such Warrant Shares;

            (iv) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (v) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (vi) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrant Shares by such holder;

            (vii) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

            (viii) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

            (ix) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

      (d) Expenses. With respect to any registration, requested pursuant to
      Section 8(a) (except as otherwise provided in such section with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of securities in a registration statement pursuant to Section 8(b) (except as otherwise provided in Section 8(b) with respect to registrations terminated by the Company), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

      (e) Copies of Prospectus: Amendments of Prospectus. The Company will furnish the Warrantholder with a reasonable number of copies of any prospectus or offering circular and one copy of the registration statement included in such filings and will amend or supplement the same as required during the nine (9) month period following the effective date of the registration statement, provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the registration statement, at the request of the Warrantholder, shall be borne by the Warrantholder.

      (f) Conditions of the Company's Obligations. It shall be a condition of the Company's obligation to register the Warrant Shares hereunder that the Warrantholder agrees to cooperate with the Company in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution. It shall also be a condition of the Company's obligations under this Agreement that, in the case of the filing of any registration statement, and to the extent permissible under the Securities Act, and controlling precedent thereunder, the Company and the Warrantholder provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

9. Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

10. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

11. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

12. Mandatory Redemption. In the event the Current Market Price is at least $3.50 per share for 20 consecutive trading days, the Board of Directors of the Company shall have the right upon thirty (30) days' notice to the Warrantholder to purchase this Warrant for a purchase price equal to (i) the number of Warrant Shares, as adjusted herein, as to which this Warrant has not been exercised at the expiration of said 30-day period (the "Unexercised Warrant Shares"), multiplied by (ii) $0.01 per Unexercised Warrant Share. Nothing herein shall be construed to prevent the Warrantholder from exercising this Warrant as to the Unexercised Warrant Shares prior to expiration of said 30-day period. Upon expiration of such 30-day period, all unexercised purchase rights under this Warrant shall be void. The above-referenced purchase price shall be payable in full by the Company on or before 15 days after the expiration of the above referenced 30-day notice.

13. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of the 22nd day of April, 1998.


                                        U-SHIP, INC.



                                              By: /s/ Bruce H. Senske
                                                  ------------------------------
                                                  Bruce H. Senske, President

FULL SUBSCRIPTION FORM

To Be Executed By the Registered Warrantholder if It/
She/He Desires to Exercise in Full the Within Warrant

            The undersigned hereby exercises the right to purchase the shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $__________________ representing the Purchase Price of $__________________ per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:
       -------------------------

                                       Signature:
                                                  ------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

PARTIAL SUBSCRIPTION FORM

To be Executed by the Registered Warrantholder if It/She/He
Desires to Exercise in Part Only the Within Warrant

            The undersigned hereby exercises the right to purchase _________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $______________ representing the Purchase Price of $____________ per share in effect at this date.

            Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

[The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the within Warrant have been adjusted pursuant to Section 6.]

            The shares hereby subscribed for constitute ________________ shares of Common Stock (to the nearest whole share) resulting from adjustment of ______________ shares of the total of ________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.

Dated:
       -------------------------

                                       Signature:
                                                  ------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------